                                                                    EXHIBIT 99.2

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                            As of December 31, 2001
                                      And
                            For the Month Then Ended




American Classic Voyages Co. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ Nicholas J. Davison
---------------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
---------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                            As of December 31, 2001
                                      And
                            For the Month Then Ended


                                    CONTENTS


Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to December Monthly Operating Report

                   Summary Of Bank And Investment Accounts         Attachment 1
                          American Classic Voyages Co
Summary               Case No: 01-10954 (EIK) UNAUDITED
            American Classic Voyages Co For Month Of December, 2001


                                                Balances
                                    ----------------------------------    Receipts &         Bank
                                        Opening            Closing      Disbursements      Statements              Account
Account                              As Of 12/01/01     As Of 12/31/01    Included          Included              Reconciled
-------                              --------------     --------------  -------------      -----------           -------------

AMCV Deferred Compensation                   0.00               0.00      No -             No -                    No -
Bank One                                                                  No Activity      No Activity             No Activity
Account # - 1590101554

AMCV Dental Benefits                         0.00               0.00      No -             No -                    No -
Chase (JP Morgan Chase & Co)                                              No Activity      No Activity             No Activity
Account # - 002-2-426530

AMCV Employee Stock Plan                     0.00               0.00      No -             No -                    No -
LaSalle Bank                                                              No Activity      No Activity             No Activity
Account # - 5800015140

AMCV Insurance                               0.00               0.00      No-              No -                    No
LaSalle Bank                                                              No Activity      No Activity             No Activity
Account # - 5800021411

AMCV Medical Benefits                   37,826.42           9,369.77      Yes              No - Not                No
Chase (JP Morgan Chase & Co)                                                               Concentration
Account # - 002-2-426522                                                                   Account

American Classic Voyages Co              5,632.25               0.00      Yes              Yes                     No
Master Cash
LaSalle Bank
Account # - 2355464

American Classic Voyages Co             13,799.38           8,373.53      Yes              No - Not                No
Payroll                                                                                    Concentration
LaSalle Bank                                                                               Account
Account # - 2369368

American Classic Voyages Co              7,054.15           7,040.64      Yes              No - Not                No
PAC                                                                                        Concentration
LaSalle Bank                                                                               Account
Account # - 2355882

American Classic Voyages Co         11,830,468.69      10,317,837.87      Yes              Yes                     No
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co             10,392.90               0.00      Yes              Yes                     No
Investment Account
Goldman Sachs & Co.
Account # - 020-53613-2

American Classic Voyages Co                  0.00               0.00      No -             No -                    No -
Investment Account                                                        No Activity      No Activity             No Activity
Merrill Lynch
Account # - 318-3271750-7

American Classic Voyages Co                368.93               0.42      Yes              Yes                     No
Investment Account
Conifer Securities
Account # - 330-50683 1-8

R&D - Chase -                  Receipts & Disbursements          Attachment 2-1
AMCV Med Ben                  American Classic Voyages
                               Case No: 01-10954 (EIK)                UNAUDITED
                                     Chase
                             AMCV Medical Benefits
                            Account # - 002-2-426522
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                 37, 826.42

Receipts
                                                    From The Delta Queen Steamboat Company
                                 130,000.00         - Hibernia - DQ Master Cash Account (812-395-335)
                                 ----------
                                 130,000.00         Total Receipts

Disbursements
                                (158,456.65)        To United Healthcare
                                 ----------
                                (158,456.65)        Total Disbursements

Closing Balance - 31 Dec 01
                                   9,369.77

R&D - LaSalle -             Receipts & Disbursements             Attachment 2-2
AMCV Master Cash            American Classic Voyages
                            Case No: 01-10954 (EIK)                   UNAUDITED
                                    LaSalle
                                AMCV Master Cash
                              Account * - 2355464
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                     5,632.25

Receipts

                                    ---------
                                         0.00         Total Receipts

Disbursements
                                    (5,632.25)        To The Delta Queen Steamboat Company -
                                                      Hibernia - DQ Master Cash Account (812-395-335)
                                    ---------
                                    (5,632.25)        Total Disbursements

Closing Balance - 31 Dec 01
                                         0.00

R&D - LaSalle -             Receipts & Disbursements             Attachment 2-3
AMCV Payroll                American Classic Voyages
                            Case No: 01-10954 (EIK)                   UNAUDITED
                                    LaSalle
                                  AMCV Payroll
                              Account # - 2369368
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                              13,799.38

Receipts
                                              ---------
                                                   0.00                 Total Receipts

Disbursements
                                              (2,425.85)                Employee Wages
                                                                        To Ocean Development Co. - LaSalle -
                                              (3,000.00)                ODC Payroll Account (5800156175)
                                              ---------
                                              (5,425.85)                Total Disbursements

Closing Balance - 31 Dec 01
                                              8, 373.53

R&D - LaSalle -             Receipts & Disbursements             Attachment 2-4
AMCV PAC                    American Classic Voyages
                             Case No: 01-10954 (EIK)                  UNAUDITED
                                    LaSalle
                                      PAC
                              Account # - 2355882
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                    7,054.15

Receipts

                                    --------
                                        0.00          Total Receipts

Disbursements
                                      (13.51)         LaSalle Bank Fees
                                    --------
                                      (13.51)        Total Disbursements

Closing Balance - 31 Dec 01
                                    7,040.64

R&D - CREDIT SUISSE         Receipts & Disbursements             Attachment 2-5
INVESTMENT ACCOUNT          American Classic Voyages
                             Case No: 01-10954 (EIK)                  UNAUDITED
                                 Credit Suisse
                               Investment Account
                             Account # - 247003452
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                    11,830,468.69

Receipts
                                                               From American Classic Voyages Co - Goldman
                                        10,413.75              Sachs Investment Account (020-53613-2)
                                        16,522.43              Interest Earned
                                    -------------
                                        26,936.18              Total Receipts

Disbursements

                                                               To The Delta Queen Steamboat Company -
                                    (1,300,000.00)             Hibernia - DQ Master Cash Account (812-395-335)
                                                               To The Delta Queen Steamboat Company -
                                                               LaSalle - The Delta Queen Steamboat Company
                                      (239,567.00)             Receipts Account (5800155839)
                                    -------------
                                    (1,539,567.00)             Total Disbursements

Closing Balance - 31 Dec 01
                                    10,317,837.87

R&D - Goldman Sachs        Receipts & Disbursements              Attachment 2-6
Investment Account         American Classic Voyages
                            Case NO: 01-10954 (EIK)                   UNAUDITED
                                 Goldman Sachs
                               Investment Account
                            Account # - 020-53613-2
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                    10,392.90

Receipts
                                        20.85                  Interest Earned
                                   ----------
                                        20.85                  Total Receipts

Disbursements
                                                               To American Classic Voyages Co - Credit Suisse
                                   (10,413.75)                 Investment Account (247003452)
                                   ----------
                                   (10,413.75)                 Total Disbursements

Closing Balance - 31 Dec 01
                                         0.00

R&D - Conifer Securities    Receipts & Disbursements             Attachment 2-7
Investment Account         American Classic Voyages
                            Case N0: 01-10954 (EIK)                   UNAUDITED
                              Conifer Securities
                              Investment Account
                           Account # - 330-50683 1-8
                        1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                             368.93

Receipts
                                               0.52            Dividends
                                            -------
                                               0.52            Total Receipts

Disbursements
                                             (10.06)           Net Fees For Sale Of Portfolio
                                                               Check Deposited In AMCV Cruise Ops - First Union -
                                            (358.97)           AMCV Cruise Ops Master Cash Account (2090002602362)
                                            -------
                                            (369.03)           Total Disbursements

Closing Balance - 31 Dec 01
                                               0.42

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT                        Page: 1
                             Current Period: DEC-01

currency USD
  Company=10 (AMCV)


                                                            PTD-Actual
                                                              DEC-O1
                                                            ----------

Revenue
  Gross Revenue                                                  0.00
  Allowances                                                     0.00
  Net Revenue                                                    0.00
                                                            ---------

Operating Expenses
  Air                                                            0.00
  Hotel                                                          0.00
  Commissions                                                    0.00
  Onboard Expenses                                               0.00
  Passenger Expenses                                             0.00
  Vessel Expenses                                                0.00
  Layup/Drydock Expense                                          0.00
  Vessel Insurance                                               0.00
                                                            ---------

  Total Operating Expenses                                       0.00
                                                            ---------

Gross Profit                                                     0.00
SG&A Expenses
  General and Admin Expenses                                40,759.47
    Sales & Marketing                                            0.00
    Pre-Opening Costs                                            0.00

Total SG&A Expenses                                         40,759.47
                                                            ---------

EBITDA                                                     (40,759.47)
Depreciation                                                15,569.81
                                                            ---------
Operating Income                                            56,329.28)

Other Expense/(Income)
Interest Income                                             (3,692.30)
Interest Expense                                            21,390.64
Equity in Earnings for Sub                                       0.00
Total Other Expense/(Income)                                17,698.34
                                                           ----------
Net Pretax Income/(Loss)                                   (74,027.62)
                                                           ----------
Income Tax Expense                                               0.00
                                                           ----------
Net Income/(Loss)                                          (74,027.62)
                                                           ----------

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET                          Page: 1
                             Current Period: DEC-O1

currency USD
 Company=10 (AMCV)


                                                   YTD-Actual                  YTD-Actual
                                                     DEC-O1                     OCT-01
                                                 --------------             --------------

ASSET
    Cash and Equivalent                           10,320,400.65              10,343,248.25
    Restricted Cash                                  239,567.00                       0.00
    Marketable Securities                                  0.42                     337.15
    Accounts Receivable                            3,679,086.46               3,678,916.74
    Inventories                                            0.00                       0.00
    Prepaid Expenses                                  (4,487.00)                      0.00
    Other Current Assets                                   0.00                       0.00
                                                 --------------             --------------
           Total Current Assets                   14,234,567.53              14,022,502.14

    Fixed Assets                                   4,979,716.68               4,979,716.68
    Accumulated Depreciation                      (4,528,041.23)             (4,497,369.91)
                                                 --------------             --------------
           Net Fixed Assets                          451,675.45                 482,346.77

    Net Goodwill                                      80,728.41                  81,420.64
    Intercompany Due To/From                     264,959,229.56             265,726,906.60
    Net Deferred Financing Fees                    3,358,330.38               3,408,954.89
    Net Investment in Subsidiaries                45,769,230.36              48,551,297.73
    Other Non Current Assets                          94,848.55                 109,986.54

            Total Other Assets                   314,262,367.26             317,878,566.40
                                                 --------------             --------------

            Total Assets                         328,948,610.24             332,383,415.31
                                                 --------------             --------------

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET                          Page: 2
                             Current Period: DEC-O1

currency USD
 Company=10 (AMCV)


                                                     YTD-Actual                 YTD-Actual
                                                       DEC-O1                    OCT- 01
                                                   --------------             --------------

LIABILITIES
   Accounts Payable                                          0.00                       0.00
   Accrued Liabilities                                 588,079.12               1,089,864.63
   Deposits                                                  0.00                       0.00
                                                   --------------             --------------
        Total Current Liabilities                      588,079.12               1,089,864.63
   Long Term Debt                                            0.00                       0.00
   Other Long Term Liabilities                      (3,434,093.96)             (3,434,093.96)
                                                   --------------             --------------
        Total Liabilities                           (2,846,014.84)             (2,344,229.33)


OTHER

   Liabilities Subject to Compromise               200,418,510.55             200,418,510.55
                                                   --------------             --------------
        Total Other                                200,418,510.55             200,418,510.55

OWNER'S EQUITY
   Common Stock                                        211,013.08                 211,013.08
   Add'l Paid In Capital                           204,438,037.35             204,438,037.35
   Current Net Income (Loss)                       (43,627,640.30)            (40,694,620.74)
   Retained Earnings                               (29,645,295.60)            (29,645,295.60)
                                                   --------------             --------------
         Total Owner's Equity                      131,376,114.53             134,309,134.09
                                                   --------------             --------------
         Total Liabilities & Other &               328,948,610.24             332,383,415.31
                                                   --------------             --------------

American Classic Voyages Co.
Case #: 01-10954


                    Summary List of Due To/Due From Accounts
                    For the Period Ending December 31, 2001


                                                         BEGINNING                                                ENDING
AFFILIATE NAME                          CASE NUMBER      BALANCE             DEBITS           CREDITS            BALANCE
                                        -----------   --------------      -------------     -------------     --------------

American Classic Voyages Co.             01-10954                 --       6,218,623.21      4,831,510.25       1,387,121.96
AMCV Cruise Operations, Inc.             01-10967      77,809,970.54       1,872,122.11      1,866,977.36      77,815,115.29
The Delta Queen Steamboat Co.            01-10970       4,000,011.26       2,443,871.36      2,681,596.08       3,762,286.54
DQSB II, Inc.                            01-10974          22,836.06                 --                --          22,836.06
Great AQ Steamboat, L.L.C                01-10960     (22,537,128.61)         48,060.40         48,060.40     (22,537,128.61)
Great Pacific NW Cruise Line, L.L.C      01-10977     (15,474,968.76)        260,183.67        260,183.67     (15,474,968.76)
Great River Cruise Line, L.L.C           01-10963       5,793,600.38         592,076.29        592,076.29       5,793,600.38
Great Ocean Cruise Line, L.L.C           01-10959     (29,500,443.08)          9,462.54          9,462.54     (29,500,443.08)
Cruise America Travel, Incorporated      01-10966        (368,686.79)        189,185.24        188,665.32        (368,166.87)
Delta Queen Coastal Voyages, L.L.C       01-10964         934,299.38                                   --         934,299.38
Cape Cod Light, L.L.C                    01-10962      (1,671,121.78)          3,654.34          3,654.34      (1,671,121.78)
Cape May Light, L.L.C                    01-10961        (668,425.74)         12,376.31         12,376.31        (668,425.74)
Cruise America Travel,
  Incorporated (Footnote #  )            01-10966         506,726.39          69,190.24         69,190.24         506,726.39
Project America, Inc.                    N/A          (29,154,375.55)        367,706.54        367,706.54     (29,154,375.55)
Oceanic Ship Co.                         N/A           41,561,793.40          32,425.98         32,425.98      41,561,793.40
Project America Ship I, Inc.             N/A            1,794,833.65           1,667.50          1,667.50       1,794,833.65
Project America Ship II, Inc.            N/A           27,241,846.63                 --                --      27,241,846.63
Cat II, Inc. (Footnote #  )              01-10968      12,183,122.38       6,679,727.55      6,679,727.55      12,183,122.38
Ocean Development Co.                    01-10972     206,437,497.45          65,678.77         65,678.77     206,437,497.45
Great Hawaiian Cruise Line, Inc.         01-10975       3,585,960.47                 --                --       3,585,960.47
Great Hawaiian Properties
  Corporation                            01-10971     (50,672,102.38)     25,998,956.20     25,998,956.20     (50,672,102.38)
American Hawaiian Properties
  Corporation                            01-10976       2,408,905.56         356,604.76        356,604.76       2,408,905.56
Great Independence Ship Co.              01-10969      25,058,081.78      24,588,969.78     24,588,969.78      25,058,081.78
Cat II, Inc.                             01-10968       4,511,935.01       8,734,749.17      8,734,749.17       4,511,935.01
                                                      --------------      -------------     -------------     --------------
                                                      263,804,167.65      78,545,300.96     77,390,239.05     264,959,229.56
                                                      ==============      =============     =============     ==============

                          American Classic Voyages Co.




                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001




                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co




                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001




                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Amount represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.